Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard Nuzum, President and Chief Executive Officer (Principal Executive Officer) of Mercer Funds (formerly known as MGI Funds) (the “Registrant”), certifies to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2012 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer) Mercer Funds (formerly known as MGI Funds)

Date: May 24, 2012

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard S. Joseph, Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer) of Mercer Funds (formerly known as MGI Funds) (the “Registrant”), certifies to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2012 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer) Mercer Funds (formerly known as MGI Funds)

Date: May 24, 2012

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.